UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 16, 2026
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The Goodyear Tire & Rubber Company
(Exact name of registrant as specified in its charter)
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Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
200 Innovation Way Akron, Ohio 44316-0001
(Address of principal executive offices and zip code)
(330) 796-2121
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05    Costs Associated with Exit or Disposal Activities.

On March 16, 2026, The Goodyear Tire & Rubber Company (the “Company”) approved a rationalization plan in Europe, Middle East and Africa (“EMEA”) to improve its cost structure as part of actions the Company expects to take in order to streamline its sales and distribution model and simplify business processes.

The proposed restructuring actions would lead to a reduction of approximately 600 positions across multiple countries within EMEA, while also creating approximately 200 new roles to support the organization moving forward, resulting in an overall net reduction of approximately 400 positions. In certain countries, relevant portions of the rationalization plan remain subject to consultation with employee representative bodies.

The total pre-tax charges associated with these actions are expected to be between $100 million and $110 million, of which $75 million to $85 million are expected to be rationalization charges primarily for associate-related and other exit costs. Total cash outflows for this plan are expected to be $100 million to $110 million, of which we expect $25 million to occur in 2026, $50 million in 2027, and the remainder in 2028 and 2029. The Company expects these actions to be substantially complete in 2028.

These actions are expected to improve EMEA’s segment operating income by approximately $35 million to $40 million in 2028 and by approximately $50 million annually thereafter.

Safe Harbor Statement

Certain information contained in this Current Report on Form 8-K may constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including those statements regarding the expected amounts of charges and savings resulting from the plan. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. There are a variety of factors, many of which are beyond the Company’s control, which could affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the assumptions, expectations and objectives expressed in any forward-looking statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to the risks and other factors described in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, any forward-looking statements represent management’s estimates only as of today and should not be relied upon as representing management’s estimates as of any subsequent date. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if management’s estimates change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date: March 20, 2026	By:	/s/ Daniel T. Young
	Name:	Daniel T. Young
	Title:	Secretary